CONSENT OF PROSPECTIVE DIRECTOR

      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Reginald Brown, hereby consent to be named as a prospective director of IQ Biometrix, Inc. as described in the Amendment No. 3 to Registration Statement on Form S-4 of IQ Biometrix, Inc., dated May 23, 2005, and any amendments thereto.

                                       /s/ Reginald Brown
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                                       Signature